UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  April 13, 2004

                           NEWELL RUBBERMAID INC.
           (Exact Name of Registrant as Specified in Its Charter)

            Delaware                1-9608              36-3514169
        (State or Other           (Commission          (IRS Employer
          Jurisdiction           File Number)       Identification No.)
       of Incorporation)

         10 B Glenlake Parkway
               Suite 600
            Atlanta, Georgia                      30328
    (Address of Principal Executive             (Zip Code)
                Offices)

     Registrant's Telephone Number, Including Area Code:  (770) 407-3800







   Item 2.  Acquisition or Disposition of Assets.

        On April 13, 2004, Newell Rubbermaid Inc. (the "Company") completed the sale of its Burnes{R} picture frame, Anchor{R} glass and Mirro{R} Cookware businesses to Global Home Products, LLC, an affiliate of Cerberus Capital Management L.P., for a purchase price of approximately $320 million, paid in a combination of cash and the Company's retention of accounts receivable of the divested businesses. A portion of this amount equal to $10 million will be applied as a credit to the purchaser against fees for transition services to be provided by the Company. The purchase price is subject to various post-closing adjustments, principally with regard to changes in working capital. The disposition was effected through the sale of the capital stock of the Company's principal subsidiaries engaged in the Burnes{R} Picture Frame and Anchor{R} Glass businesses and of substantially all the assets used primarily in the cookware and bakeware business conducted under the brands Mirro{R}, WearEver{R}, AirBake{R}, Regal{R}, Club{R} and Royal Diamond{R}. Copies of the Stock and Asset Purchase Agreement and Amendment No. 1 thereto are attached, respectively, as Exhibit 2.1 and Exhibit 2.2 hereto.

   Item 7.   Financial Statements and Exhibits.

        (b)  Pro Forma Financial Information.

        The accompanying unaudited pro forma consolidated balance sheet as of December 31, 2003 and the related unaudited pro forma consolidated statements of operations for each of the years ended December 31, 2003, 2002 and 2001 are based on the historical financial condition and results of operations of the Company, adjusted to give effect to the sale of the Company's Burnes{R} Picture Frame, Anchor{R} Glass and Mirro{R} Cookware businesses described in Item 2 as well as the sales of the Company's Panex Brazilian low-end cookware division and its Frames Europe businesses in France, Spain and the United Kingdom on January 31, 2004. The pro forma consolidated balance sheet has been prepared assuming the sales occurred as of December 31, 2003. The pro forma consolidated statements of operations have been prepared assuming that the sales occurred as of January 1, 2001.

        The accompanying unaudited pro forma financial statements are not necessarily indicative of the financial condition or results of operations that would have been reported had the sales occurred on the dates specified, nor is it indicative of the Company's future financial condition or results of operations. The unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto, in the Company's Form 10-K for the year ended December 31, 2003.





     NEWELL RUBBERMAID INC. AND SUBSIDIARIES
     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
     (UNAUDITED, IN MILLIONS EXCEPT PER SHARE DATA)
                                                                 TWELVE MONTHS ENDED DECEMBER 31, 2003
                                                                 -------------------------------------

                                                                                 PRO FORMA
                                                                                ADJUSTMENTS
                                                              AS REPORTED           (A)       PRO FORMA
                                                              -----------      ------------   ---------
     Net sales                                                  $7,750.0         ($792.0)      $6,958.0
     Cost of products sold                                       5,682.8          (683.7)       4,999.1
                                                                ---------        --------      --------
        GROSS MARGIN                                             2,067.2          (108.3)       1,958.9

     Selling, general and administrative expenses                1,352.9          (113.1)       1,239.8
     Impairment charge                                             289.4          (254.9)          34.5
     Goodwill Amortization                                             -               -              -
     Restructuring costs                                           245.0           (60.8)         184.2
                                                                ---------        --------      --------
        OPERATING INCOME                                           179.9           320.5          500.4

     Nonoperating expenses (income)
        Interest expense, net                                      140.1               -          140.1
        Other, net                                                  19.7               -           19.7
                                                                ---------        --------      --------
        Net nonoperating expenses                                  159.8               -          159.8
                                                                ---------        --------      --------

        INCOME BEFORE INCOME TAXES                                  20.1           320.5          340.6
     Income taxes                                                   66.7            58.5          125.2
                                                                ---------        --------      --------

        (LOSS)/INCOME BEFORE CUMULATIVE EFFECT OF
        ACCOUNTING CHANGE                                          (46.6)          262.0          215.4
     Cumulative effect of accounting change,
     net of tax                                                        -               -              -
                                                                ---------       --------       --------
        NET (LOSS)/INCOME                                         ($46.6)         $262.0         $215.4
                                                                =========       ========       ========

     Earnings per common share from
       continuing operations:
        Basic
        Before Cumulative Effect of Accounting Change             ($0.17)                         $0.79
        Cumulative Effect of Accounting Change                         -                           -
                                                                ---------                      --------
        Net (loss)/Income from Continuing Operations
        per common share                                          ($0.17)                         $0.79

        Diluted
        Before Cumulative Effect of Accounting Change             ($0.17)                         $0.79
        Cumulative Effect of Accounting Change                         -                           -
                                                                ---------                      --------
        Net (loss)/Income from Continuing
        Operations per common share                               ($0.17)                         $0.79

     Average common shares outstanding:
        Basic                                                      274.1                         274.1
        Diluted                                                    274.1                         274.1



     NEWELL RUBBERMAID INC. AND SUBSIDIARIES
     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
     (UNAUDITED, IN MILLIONS EXCEPT PER SHARE DATA)


                                                                 TWELVE MONTHS ENDED DECEMBER 31, 2002
                                                                 -------------------------------------

                                                                                  PRO FORMA
                                                              AS REPORTED        ADJUSTMENTS   PRO FORMA
                                                                                     (A)
                                                              -----------       ------------   ---------
     Net sales                                                  $7,453.9           ($956.0)    $6,497.9
     Cost of products sold                                       5,394.2            (742.0)     4,652.2
                                                                --------           --------    --------
        GROSS MARGIN                                             2,059.7            (214.0)     1,845.7

     Selling, general and administrative expenses                1,307.3            (125.3)     1,182.0
     Impairment charge                                                 -                 -            -
     Goodwill Amortization                                             -                 -            -
     Restructuring costs                                           122.7             (20.8)       101.9
                                                                --------           --------    --------
        OPERATING INCOME                                           629.7             (67.9)       561.8

     Nonoperating expenses (income)
        Interest expense, net                                      137.3                 -        137.3
        Other, net                                                  23.9                 -         23.9
                                                                --------           --------    --------
        Net nonoperating expenses                                  161.2                 -        161.2
                                                                --------           --------    --------

        INCOME BEFORE INCOME TAXES                                 468.5             (67.9)       400.6
     Income taxes                                                  157.0             (22.7)       134.3
                                                                --------           --------    --------

        (LOSS)/INCOME BEFORE CUMULATIVE EFFECT OF
        ACCOUNTING CHANGE                                          311.5             (45.2)       266.3
     Cumulative effect of accounting change,
     net of tax                                                   (514.9)                -       (514.9)
                                                                --------           --------    --------

        NET (LOSS)/INCOME                                        ($203.4)            ($45.2)    ($248.6)
                                                                ========           ========    ========

     Earnings per common share from
       continuing operations:
        Basic
        Before Cumulative Effect of Accounting Change               $1.17                          $1.00
        Cumulative Effect of Accounting Change                      (1.93)                         (1.93)
                                                                 --------                       --------
        Net (loss)/Income from Continuing Operations
        per common share                                           ($0.76)                        ($0.93)

        Diluted
        Before Cumulative Effect of Accounting Change               $1.16                          $0.99
        Cumulative Effect of Accounting Change                      (1.92)                         (1.92)
                                                                 --------                       --------
        Net (loss)/Income from Continuing
        Operations per common share                                ($0.76)                        ($0.93)

     Average common shares outstanding:
       Basic                                                       267.1                          267.1
       Diluted                                                     268.0                          268.0


     NEWELL RUBBERMAID INC. AND SUBSIDIARIES
     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
     (UNAUDITED, IN MILLIONS EXCEPT PER SHARE DATA)



                                                                 TWELVE MONTHS ENDED DECEMBER 31, 2001
                                                                 -------------------------------------

                                                                                PRO FORMA
                                                              AS REPORTED      ADJUSTMENTS    PRO FORMA
                                                                                    (A)
                                                              ------------     -----------   -----------
     Net sales                                                $6,909.3           ($924.9)     $5,984.4
     Cost of products sold                                     5,046.6            (687.6)      4,359.0
                                                              --------           --------     --------
        GROSS MARGIN                                           1,862.7            (237.3)      1,625.4

     Selling, general and administrative expenses              1,168.2            (139.1)      1,029.1
     Impairment charge                                               -                 -             -
     Goodwill Amortization                                        56.9             (10.3)         46.6
     Restructuring costs                                          66.7              (5.6)         61.1
                                                              --------           --------     --------
        OPERATING INCOME                                         570.9             (82.3)        488.6

     Nonoperating expenses (income)
        Interest expense, net                                    137.5                 -         137.5
        Other, net                                                17.5                 -          17.5
                                                              --------          --------      --------
        Net nonoperating expenses                                155.0                 -         155.0
                                                              --------          --------      --------

        INCOME BEFORE INCOME TAXES                               415.9             (82.3)        333.6
     Income taxes                                                151.3             (30.0)        121.3
                                                              --------          ---------     --------

        (LOSS)/INCOME BEFORE CUMULATIVE EFFECT OF
        ACCOUNTING CHANGE                                        264.6             (52.3)        212.3
     Cumulative effect of accounting change,
     net of tax                                                      -                 -             -
                                                              --------           --------     --------

        NET (LOSS)/INCOME                                       $264.6            ($52.3)       $212.3
                                                              ========           ========     ========

     Earnings per common share from
       continuing operations:
        Basic
        Before Cumulative Effect of Accounting Change            $0.99                            $0.79
        Cumulative Effect of Accounting Change                       -                                -
                                                              --------                         --------
        Net (loss)/Income from Continuing Operations
        per common share                                         $0.99                            $0.79

        Diluted
        Before Cumulative Effect of Accounting Change            $0.99                            $0.79
        Cumulative Effect of Accounting Change                       -                                -
                                                              --------                         --------
        Net (loss)/Income from Continuing
        Operations per common share                              $0.99                            $0.79

     Average common shares outstanding:
        Basic                                                   266.7                            266.7
        Diluted                                                 267.0                            267.0


     EXPLANATORY NOTE TO CONSOLIDATED STATEMENTS OF OPERATIONS AMOUNTS

     (A)  To eliminate the revenues and expenses of the businesses which were sold.




     NEWELL RUBBERMAID INC. AND SUBSIDIARIES
     PRO FORMA CONSOLIDATED BALANCE SHEET
     DECEMBER 31, 2003
     (DOLLARS IN MILLIONS)
     (UNAUDITED)
                                                                                         PRO FORMA
                                                                                        ADJUSTMENTS
                                                                     AS REPORTED            (A)            PRO FORMA
                                                                    -------------      -------------      -----------
     ASSETS
     CURRENT ASSETS:
              Cash and cash equivalents                                $  144.4           $ 198.6          $  343.0
              Accounts receivable, net                                  1,442.6             (32.5)          1,410.1
              Inventories, net                                          1,066.3            (179.5)            886.8
              Deferred income taxes                                       152.7                 -             152.7
              Prepaid expenses and other                                  194.2             (10.8)            183.4
                                                                       --------           -------          --------
              TOTAL CURRENT ASSETS                                      3,000.2             (24.2)          2,976.0

     OTHER LONG-TERM INVESTMENTS                                           15.5                 -              15.5
     OTHER ASSETS                                                         196.2             (15.4)            180.8
     PROPERTY, PLANT AND EQUIPMENT, NET                                 1,761.1            (136.0)          1,625.1
     GOODWILL, NET                                                      1,989.0                 -           1,989.0
     DEFERRED INCOME TAXES                                                 68.1                 -              68.1
     OTHER INTANGIBLE ASSETS, NET                                         450.6                 -             450.6
                                                                       --------           -------          --------
              TOTAL ASSETS                                             $7,480.7           ($175.6)         $7,305.1
                                                                       ========           =======          ========
     LIABILITIES AND STOCKHOLDERS' EQUITY
     CURRENT LIABILITIES:
              Notes payable                                            $   21.9                 -              21.9
              Accounts payable                                            777.4             (75.8)            701.6
              Accrued compensation                                        131.1              (7.6)            123.5
              Other accrued liabilities                                   996.3             (24.8)            971.5
              Income taxes                                                 81.8              (1.0)             80.8
              Current portion of long-term debt                            13.5                 -              13.5
                                                                       --------           -------          --------
              TOTAL CURRENT LIABILITIES                                 2,022.0            (109.2)          1,912.8

     LONG-TERM DEBT                                                     2,868.6                 -           2,868.6
     OTHER NONCURRENT LIABILITIES                                         572.1              (1.0)            571.1
     MINORITY INTEREST                                                      1.7                 -               1.7

     STOCKHOLDERS' EQUITY:
              Common stock                                                290.1                 -             290.1
              Treasury stock, at cost                                    (411.6)                -            (411.6)
              Additional paid-in capital                                  439.9                 -             439.9
              Retained earnings                                         1,865.7            (115.3)          1,750.4
              Accumulated other comprehensive loss                       (167.8)             49.9            (117.9)
                                                                       --------           -------          --------
              TOTAL STOCKHOLDERS' EQUITY                                2,016.3             (65.4)          1,950.9
                                                                       --------           -------          --------

              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $7,480.7           ($175.6)         $7,305.1
                                                                       ========           =======          ========

     EXPLANATORY NOTE TO PRO FORMA CONSOLIDATED BALANCE SHEET

     (A) To record the sale of the businesses net of accounts receivable retained and certain fees and purchase price adjustments. Based on the net book value of the assets sold, an estimated loss on disposal of $115.3 million is reflected in retained earnings. The actual loss on disposal to be reported from discontinued operations in the Company's consolidated statement of operations for the quarter ended March 31, 2004 is subject to change pending final determination of the net assets of the businesses, transaction costs, and other adjustments.









        (c)  Exhibits.

             Exhibit
             Number                   Description
             -------                  -----------

             2.1 Stock and Asset Purchase Agreement, dated as of March 12, 2004, by and between Newell Rubbermaid Inc. and Global Home Products LLC*

             2.2 Amendment No. 1 to Stock and Asset Purchase Agreement, dated as of April 13, 2004, by and between Newell Rubbermaid Inc. and Global Home Products LLC


   * Schedules and other attachments to the Stock and Asset Purchase Agreement, which are listed in the forepart of the Agreement, are omitted. The Company agrees to furnish supplementally a copy of any schedule or other attachment to the Securities and Exchange Commission upon request.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:  April 28, 2004              By:  /s/ Dale L. Matschullat
                                           -----------------------------
                                           Dale L. Matschullat
                                           Vice President - General
                                           Counsel & Corporate Secretary







                                EXHIBIT INDEX

    Exhibit No.     Description
    -----------     -----------
    2.1             Stock and Asset Purchase Agreement, dated as of
                    March 12, 2004, by and between Newell Rubbermaid
                    Inc. and Global Home Products LLC*

    2.2             Amendment No. 1 to Stock and Asset Purchase
                    Agreement, dated as of April 13, 2004, by and between Newell Rubbermaid Inc. and Global Home Products LLC


   * Schedules and other attachments to the Stock and Purchase Agreement, which are listed in the forepart of the Agreement, are omitted. The Company agrees to furnish supplementally a copy of any schedule or other attachment to the Securities and Exchange Commission upon request.